Exhibit 10.14

FIRST AMENDMENT TO THE

PRODUCTION SHARING CONTRACT

BY AND AMONG

THE DEMOCRATIC REPUBLIC OF SAO TOME AND PRINCIPE

REPRESENTED BY THE

AGÊNCIA NACIONAL DO PETRÓLEO DE SÃO TOMÉ E PRÍNCIPE

EQUATOR EXPLORATION STP BLOCK 12 LIMITED

AND

KOSMOS ENERGY SAO TOME AND PRINCIPE

FOR

BLOCK 12

Amendment Executed on the 31st day of March 2016

THIS FIRST AMENDMENT TO THE PRODUCTION SHARING CONTRACT is entered into the 31st day of March 2016 among:

(1)	THE DEMOCRATIC REPUBLIC OF SAO TOME AND PRINCIPE (the “State”) represented by the Agência Nacional do Petróleo de São Tomé e Príncipe, (“ANP-STP”);
(2)

EQUATOR EXPLORATION STP BLOCK 12 LIMITED, a company existing under the laws of the Commonwealth of The Bahamas whose registered office is at Lyford Manor (West Bldg), Western Road, Lyford Cay, P. O. Box CB-13007, Nassau, The Bahamas with a branch registered in Sao Tome and Principe with the Guiché Único under nº 5541/2016 at Avenida da Independência nº 392, São Tomé, hereinafter referred to as “Equator”;

AND

(3)

KOSMOS ENERGY SAO TOME AND PRINCIPE, a company existing under the laws of the Cayman Islands, registered in the Commercial Registry of the Cayman Islands with the number WT-301785, with registered offices in 4th Floor, Century Yard, Cricket Square, Hutchins Drive, Elgin Avenue, George Town, Grand Cayman KY1-1209, Cayman Islands with a branch registered in Sao Tome and Principe with the Guiché Único under nº 5492/2016 at Rua Soldado Paulo Ferreira, Edificio Francisco Cabral, 1º Andar CP. 410 São Tomé, hereinafter referred to as “Kosmos”..

WHEREAS:

A.

ANP-STP and Equator are parties to the Production Sharing Contract, signed with the State on 19 February 2016 and made effective on 23 February 2016, (the “Contract”), in pursuance of which Equator has obtained the exclusive right to undertake petroleum operations in Block 12 within the Exclusive Economic Zone of Sao Tome and Principe;

B.	Pursuant to article 19 of the Contract, ANP-STP, Equator and Kosmos executed on 31st day of March 2016, the Deed of Assignment by way of which (i) Equator assigned to Kosmos a sixty-five percent (65%) participating interest in the Contract; (ii) ANP-STP duly authorized the above-mentioned assignment; (iii) ANP-STP waived any preferential rights it has under the Contract or under applicable Laws to pre-empt the transaction contemplated by the Deed of Assignment. Consequently the participating interests held by the Parties in the Contract shall be the following as of that date:

ANP-STP – twelve and a half per cent (12.5%);

KOSMOS – sixty-five per cent (65%);

EQUATOR – twenty two and a half per cent (22.5%).

C.	ANP-STP, Equator and Kosmos (hereinafter collectively identified as the “Parties”) hereby execute this First Amendment to the Contract (the “Amendment”).

THEREFORE, the Parties agree as follows:

1.

By virtue and as consequence of the assignment of the participation interest referred in recital B above, the Parties agree to amend the Contract, effective on the date of execution of the Deed of Assignment identified in recital B and, as of such date, all references in the Contract to the Contractor (as defined in the Contract) shall be understood as being made also to Kosmos to the extent of its participation in the Contract.

2.	To the extent and where applicable, as of the same date, all references in the Contract to Party or Parties shall include Kosmos.
3.

As of the date of execution of the Deed of Assignment identified in recital B, the form of Parental Guarantee provided in Schedule 6 of the Contract is hereby replaced with the form of Parental Guarantee provided in the Schedule to this Amendment. Equator and Kosmos shall submit their respective Parental Guarantees in the form provided in the Schedule this Amendment.

4.

As a consequence of this Amendment, as of the date of execution of the Deed of Assignment identified in recital  B, the Parties agree that, pursuant to clauses 27.4 and 32.1 of the Contract,  the following clauses of the Contract are changed as follows:

4.1. Clause 28.1

“28.1. KOSMOS ENERGY SAO TOME E PRINCIPE is hereby designated as the Operator under this Contract to execute, for and on behalf of the Contractor, all Petroleum Operations in the Contract Area pursuant to and in accordance with this Contract and the Petroleum Law.”

4.2. Clause 30

“30.1Any notice or other communication required to be given by a Party to another shall be in writing (in Portuguese and in English) and shall be considered as duly delivered if given by hand delivery in person, by courier, by facsimile, or by electronic means of transmitting written communication, which provides written communication of receipt at the following addresses:

AGÊNCIA NACIONAL DO PETRÓLEO (ANP-STP)

Address:	Avenida das Nações Unidas, 225
C.P.1048
Sao Tome, Sao Tome and Principe
Name:	Executive Director
Fax:	+239-2226937 Tel: +239-2243350
Email:	anp_geral@cstome.net

EQUATOR EXPLORATION STP BLOCK 12 LIMITED

Address:	Praia Lagarto, Agua Grande, Sao Tome, Sao Tome and Principe
Tel:	+239-222 4387
Name:	Managing Director/CEO
Address:	8th Floor, 2 Ajose Adeogun Street, Victoria Island, Lagos, Nigeria
E-mail:	eezstp@oandoenergyresources.com
Cc:	dadebiyi@oandoenergyresources.com
Tel:	+234 1 270 2400

Name:	Philip Dimmock
Address:	1st Floor, 50 Curzon Street, London, W1J 7UW, United Kingdom
E-mail:	pdimmock@oandoenergyresources.com
Tel:	+44 207 297 4280

KOSMOS ENERGY SAO TOME AND PRINCIPE

4th Floor, Century Yard, Cricket Square,

Hutchins Drive, Elgin Avenue,

George Town, Grand Cayman KY1-1209, Cayman Islands

Attention: License Manager

Fax: +1 214 445 9705

Tel: +1 214 445 9600

Email: SaoTomeLicenseManager@KosmosEnergy.com

Cc: KosmosGeneralCounsel@KosmosEnergy.com  "

5.	All the remaining provisions of the Contract, which are not expressly modified by this Amendment, shall remain in full force and effect in their precise original terms.

6.	Capitalized terms in this Amendment not specifically defined herein shall have the same meaning as defined in the Contract.

Signed and executed on 31st day of March 2016, in three originals, being each one of them held by each one of the Parties hereto.

IN WITNESS WHEREOF the Parties have caused this Amendment to be executed the date above written.

SIGNED AND DELIVERED for and on behalf of THE STATE represented by the Agência Nacional do Petróleo of Sao Tome and Principe

Signature:  /s/ Orlando Sousa Pontes

Name:  ORLANDO SOUSA PONTES

Designation:  EXECUTIVE DIRECTOR

In the presence of:

Signature: /s/ Alvaro Silva

Name: ALVARO SILVA

Designation: LEGAL AND ECONOMIC DIRECTOR

SIGNED AND DELIVERED for and on behalf of EQUATOR EXPLORATION STP BLOCK 12 LIMITED

Signature: /s/ Olapade Durotoye

Name: OLAPADE DUROTOYE

Designation: DIRECTOR

In the presence of:

Signature: /s/ Efuntomi Akpeneye

Name: EFUNTOMI AKPENEYE

Designation: LEGAL ADVISOR

SIGNED AND DELIVERED for and on behalf of KOSMOS ENERGY SAO TOME AND PRINCIPE

Signature: /s/ Scott Davis

Name: SCOTT DAVIS

Designation: DIRECTOR BUSINESS DEVELOPMENT

(POWER OF ATTORNEY)

In the presence of:

Signature: /s/ Joao Nuno Barrocas

Name: JOAO NUNO BARROCAS

Designation:  LEGAL ADVISOR

SCHEDULE

SCHEDULE 6

FORM OF PARENTAL COMPANY GUARANTEE

THIS GUARANTEE is made on this [INSERT DAY] of [INSERT MONTH AND YEAR]

BETWEEN:

(1)	[THE GUARANTOR], a company organized and existing under the laws of [insert JURISDICTION], and having its registered office at [INSERT ADDRESS] (the Guarantor); and

(2)	THE DEMOCRATIC REPUBLIC OF SAO TOME AND PRINCIPE (the "State"), represented for the purposes of this Guarantee by the National Petroleum Agency.

WHEREAS, the Guarantor is the parent entity of [INSERT NAME OF COMPANY] organized and existing under the laws of [INSERT JURISDICTION], and having its registered office at [INSERT ADDRESS] (the "Company");

WHEREAS, the Company has entered into a production sharing contract (the Contract) with, among others, the State in respect of the Contract Area;

WHEREAS, the State desires that the execution and performance of the Contract by the Company be guaranteed by the Guarantor and the Guarantor desires to furnish this Guarantee as an inducement to the State to enter into the Contract and in consideration of the rights and benefits inuring to the Company thereunder; and

WHEREAS, the Guarantor accepts that it fully understands and assumes the contractual obligations under the Contract of the Company.

NOW THEREFORE, it is hereby agreed as follows:

1.	Definitions and Interpretation

All capitalized words and expressions in this Guarantee have the same meaning as in the Contract, unless otherwise specified to herein.

2.	Scope of this Guarantee

The Guarantor hereby guarantees to the State the timely payment and performance of any and all indebtedness and obligations whatsoever of the Company to the State arising under or in relation to the Contract, including the payment of any amounts required to be paid by the Company to the State when the same become due and payable; provided, however, that the liability of the Guarantor to the State hereunder shall not exceed the lesser of:

a.	the liabilities of the Company to the State;

b.

Guarantor’s proportionate share based on the Company’s participating interest in the Contract of Ten Million US Dollars  (US$10,000,000) during the Exploration Period, as may be extended in accordance with the Contract, but subject to 2(c) below; and

c.	Guarantor’s proportionate share based on the Company’s participating interest in the Contract of Two-Hundred Fifty Million US Dollars (US$250,000,000) during the Production Period.

3.	Waiver of Notice, Agreement to All Modifications

The Guarantor hereby waives notice of the acceptance of this Guarantee and of the state of indebtedness of the Company at any time, and expressly agrees to any extensions, renewals, modifications or acceleration of sums due to the State under the Contract or any of the terms of the Contract, all without relieving the Guarantor of any liability under this Guarantee.

4.	Absolute and Unconditional Guarantee

The obligations of the Guarantor shall be an absolute, unconditional and (except as provided in Article 2 above) unlimited guarantee of payment and performance to be performed strictly in accordance with the terms hereof, and without respect to such defenses as might be available to the Company.

5.	No Discharge of Guarantor

The obligations of the Guarantor hereunder shall not in any way be released or otherwise affected by: a release or surrender by the Company of any collateral or other security it may hold or hereafter acquire for payment of any obligation hereby guaranteed; by any change, exchange or alteration of such collateral or other security; by the taking of or the failure to take any action with respect thereto either against the Company or against the Guarantor; or by any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

6.	No Prior Action Required

The State shall not be required to make demand for payment or performance first against the Company or any other Person or to proceed against any collateral or other security which might be held by the State or otherwise to take any action before resorting to the Guarantor hereunder.

7.	Cumulative Rights

All rights, powers and remedies of the State hereunder shall be cumulative and not alternative, and shall be in addition to all rights, powers and remedies  given to the State by law or otherwise.

8.	Continuing Guarantee

This Guarantee is intended to be and shall be considered as a continuing guarantee of payment and performance and shall remain in full force and effect for so long as the Contract and any amendments thereto shall remain outstanding or there shall exist any liability of the Company to the State thereunder.

9.	Notice of Demand

Upon default in the performance of any of the obligations of the Company guaranteed hereunder, the State or its duly authorized attorney may give written notice to the Guarantor at its principle office in [INSERT JURISDICTION] of the amount due, and the Guarantor, within a period of ten (I0) business days, will make, or cause to be made, payment of such amount as notified, in United States dollars, at such bank or other place in [insert jurisdiction ] as the State shall designate and without set-off or reduction whatsoever of such payment in respect of any claim the Guarantor or the Company may then have or thereafter might have.

10.	Assignment

The Guarantor shall not in any way effect, or cause or permit to be effected, the assignment or transfer of any of its obligations hereunder without the express written consent of the State.

11.	Subrogation

Until all indebtedness hereby guaranteed has been paid in full, the Guarantor shall have no right of subrogation to any security, collateral or other rights which may be held by the State.

12.	Payment of Expenses

The Guarantor shall pay to the State all reasonable costs and expenses, including attorney's fees, incurred by it in collecting or compromising any indebtedness of the Company hereby guaranteed or in enforcing the Contract or this Guarantee.

13.	Governing Law and Arbitration

This Guarantee shall be governed by and interpreted in accordance with the laws of the State.

All disputes or claims arising out of or relating to this Guarantee shall be finally settled by arbitration, in accordance with the procedure set forth in the Contract; however, if in addition to the arbitration hereunder an arbitration has also been commenced under the

Contract with respect to obligations hereby guaranteed, the arbitration commenced  hereunder shall be consolidated with the arbitration commenced under the Contract and the arbitral body appointed hereunder shall be the same arbitral body appointed pursuant to the Contract. The arbitration shall be conducted in the Portuguese and English languages and the decision shall be final and binding on the parties.

14.	Severability of Provisions

In the event that for any reason any provision hereof may prove illegal, unenforceable or invalid, the validity or enforceability of the remaining provisions hereof shall not be affected.

15.	Confidentiality

The Guarantor agrees to treat this Guarantee and the Contract as confidential and shall not disclose, willingly or unwillingly, to any third party, except to the extent required by law, the terms and conditions hereof or thereof without the prior written consent of the State.

IN WITNESS WHEREOF, the Guarantor and the State execute this Guarantee this [INSERT DAY] day of [INSERT MONTH AND YEAR].

[GUARANTOR]

By: _______________________

Title:  _____________________

THE DEMOCRATIC REPUBLIC OF SAO TOME AND PRINCIPE REPRESENTED BY THE [INSERT ENTITY]

By: _______________________

Title:  _____________________